UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2010

CALIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California	94954
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (707) 766-3000

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the previously announced proposed acquisition of Occam Networks, Inc. (“Occam”) by Calix, Inc. (“Calix”), Calix and Occam were granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), relating to such acquisition, effective November 16, 2010.

On November 18, 2010, Calix and Occam issued a joint press release announcing the early termination of the waiting period under HSR. The full text of the joint press release is furnished herewith as Exhibit 99.1.

In connection with the proposed acquisition, Calix filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus. Details regarding the time and place of the special Occam stockholder meeting to be called in order for Occam stockholders to vote on the proposed acquisition have not currently been announced but are expected to be set in the near future and will be included in the definitive proxy statement/prospectus to be mailed to Occam stockholders prior to the meeting.

Additional Information and Where You Can Find It

Calix filed a Registration Statement on Form S-4 containing a preliminary proxy statement/prospectus and other documents concerning the proposed acquisition with the Securities and Exchange Commission (the “SEC”) and Occam Networks will mail to its stockholders a definitive proxy statement/prospectus in connection with the transaction. Investors are urged to read the proxy statement/prospectus and any amendments thereto and other relevant documents filed with the SEC because they will contain important information. Security holders may currently obtain a free copy of the preliminary proxy statement/prospectus and will be able to obtain a free copy of any amendments thereto as well as the definitive proxy statement/prospectus (when each becomes available) and other documents filed by Calix and Occam with the SEC at the SEC’s web site at www.sec.gov. The proxy statement/prospectus, as amended from time to time, and the definitive proxy statement/prospectus and other documents filed with the SEC may also be obtained for free by contacting Calix Investor Relations by e-mail at Carolyn.Bass@Calix.com, by telephone at 415-445-3232 or by mail at Investor Relations, Calix, Inc., 1035 N. McDowell Blvd., Petaluma, CA 94954 or by contacting Occam Investor Relations by e-mail at ir@occamnetworks.com, by telephone at 805-692-2957 or by mail at Occam Networks Investor Relations 6868 Cortona Drive, Santa Barbara, CA 93117.

Participants in the Acquisition of Occam Networks

Calix, Occam Networks, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in favor of the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies are set forth in Calix’s preliminary proxy statement/prospectus that was filed with the SEC on November 2, 2010, as amended from time to time and will be set forth in the definitive proxy statement/prospectus when available. Information regarding certain of these persons and their beneficial ownership of Calix common stock as of December 31, 2009 is also set forth in the prospectus filed by Calix on March 24, 2010 with the SEC. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to Calix’s Investor Relations page on its corporate website at www.calix.com. Information concerning Occam’s directors and executive officers is set forth in Occam’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 8, 2010. This document is available free of charge at the SEC’s website at www.sec.gov or by going to Occam’s Investor Relations page on its corporate web site at www.occamnetworks.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of Calix stockholders or Occam stockholders generally is set forth in the preliminary proxy statement/prospectus that was filed with the SEC on November 2, 2010, as amended from time to time, and will be set forth in the definitive proxy statement/prospectus when available.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of

1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans” and other similar words. These statements are based on management’s current expectations, estimates, forecasts, projections and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about the timing of and conditions to completion of the acquisition and other statements regarding the proposed acquisition. These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if Occam Networks does not receive required stockholder approval or the parties fail to satisfy other conditions to closing, the transaction may not be consummated. In any forward-looking statement in which Calix or Occam Networks expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the Occam Networks stockholders to approve the proposed transaction; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of Calix and Occam Networks generally, including those set forth in the filings of Calix with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Calix’s proxy statement/prospectus filed with the SEC on November 2, 2010, as amended from time to time (and the definitive proxy statement/prospectus when available), Calix’s prospectus filed with the SEC on March 24, 2010 and its quarterly reports on Form 10-Q, Occam Networks’ annual reports on Form 10-K and quarterly reports on Form 10-Q, each of Calix’s and Occam Networks’ current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. Calix and Occam Networks are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Calix, Inc., dated November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2010	CALIX, INC.

	By:	/s/ Kelyn Brannon
Kelyn Brannon
Chief Financial Officer